Goodwill and Intangible Assets	12 Months Ended
Dec. 31, 2012
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill and Intangible Assets
Goodwill and Intangible Assets

Goodwill represents the excess of the purchase price and related costs over the value assigned to the net tangible and intangible assets of businesses acquired. The carrying amount of our goodwill by segment is as follows:

	Building Materials Distribution	Wood Products	Corporate and Other	Total
	(thousands)
Balance at December 31, 2012 and 2011	$5,593	$6,577	$—	$12,170

At December 31, 2012 and 2011, intangible assets represent the values assigned to trade names and trademarks, which have indefinite lives and are not amortized. The carrying amount of our trade names and trademarks was $8.9 million at both December 31, 2012 and 2011.